                                                                   EXHIBIT 10.32


                                   AMENDMENT NO. 4

                                          TO

                 AMENDED AND RESTATED ACCOUNTS RECEIVABLE MANAGEMENT
                                AND SECURITY AGREEMENT


    THIS AMENDMENT NO. 4 ("Amendment") is entered into as of August 26, 1997, by and among TMP Worldwide Inc., f/k/a Telephone Marketing Programs Incorporated, a Delaware corporation ("Borrower"), BNY Financial Corporation, as Agent and as Lender (as each term is hereinafter defined) and other Lenders listed on the signature page hereof.

                                      BACKGROUND

    Pursuant to an Amended and Restated Accounts Receivable Management and Security Agreement dated as of June 27, 1996 (as the same has been or will be further amended, supplemented or otherwise modified from time to time, the "Loan Agreement") by and among Borrower, BNY Financial Corporation ("BNY"), each of the other financial institutions named therein, which are now or which hereafter become parties thereto (BNY and such other financial institutions, collectively, "Lenders") and BNY as agent for Lenders (BNY in such capacity, "Agent"), Agent and Lenders agreed to provide Borrower with certain financial accommodations.

    Borrower has advised Agent and Lenders that it proposes to purchase, through its wholly-owned subsidiary, TMP Worldwide Holdings Limited, at least 80% of the outstanding share capital of Austin Knight Limited and has requested that Agent and Lenders consent to such acquisition and amend certain provisions of the Loan Agreement to provide for a bridge loan by BNY to Borrower in the amount of $56,304,431.45 in connection with such acquisition and BNY, Agent and the other Lenders are willing to do so on the terms and conditions hereafter set forth herein.

    NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Agent and Lenders, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

    1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

    2. CONSENT TO AUSTIN KNIGHT ACQUISITION. Subject to the satisfaction of the conditions precedent set forth in Section 5 below, Agent and Lenders hereby consent to the acquisition by TMP UK of the outstanding share capital of Austin Knight in accordance with the terms of the Austin Knight Acquisition Documentation.

    3. AMENDMENT TO LOAN AGREEMENT. Subject to satisfaction of the conditions precedent set forth in Section 5 below, the Loan Agreement is hereby amended as follows:

    (a)  Section 1(A) of the Loan Agreement is hereby amended as follows:

         (i) The following defined terms are hereby inserted in their appropriate alphabetical order:

         "AMENDMENT NO. 4" shall mean Amendment No. 4 to Amended and Restated Receivables Management and Security Agreement dated the Amendment No. 4 Effective Date.

         "AMENDMENT NO. 4 EFFECTIVE DATE" shall mean the date upon which all of the conditions precedent set forth in Section 5 of Amendment No. 4 are satisfied.

         "AUSTIN KNIGHT" shall mean Austin Knight Limited, a company incorporated in England and Wales with the number 185725.

         "AUSTIN KNIGHT ACQUISITION" shall mean the acquisition by TMP UK of the outstanding share capital of Austin Knight pursuant to the Austin Knight Acquisition Documentation.

         "AUSTIN KNIGHT ACQUISITION DOCUMENTATION" shall mean the agreement dated July 18, 1997 between AK Warranty and Indemnity Limited (a Company incorporated in England and Wales) and Borrower, all exhibits and schedules thereto and all other documents, agreements and instruments executed in connection therewith.

         "BNY UK" shall mean BNY Financial Limited.

         "DOLLAR EQUIVALENT" shall mean, on any date of determination thereof, the amount of Dollars which could be purchased with the amount of Sterling at the spot rate at which Dollars may be exchanged into Sterling as shall be determined by Agent.

         "OVERADVANCE BRIDGE LOAN" shall have the meaning set forth in Section 2(d).

         "OVERADVANCE BRIDGE LOAN SECURITY DOCUMENTS" shall have the meaning set forth in Section 2(d).

         "STERLING" and the sign " " shall mean the lawful currency of the United Kingdom.

         "TMP UK" shall mean TMP Worldwide Holdings Limited, a company incorporated in England and Wales with the number 3131238 and a wholly-owned subsidiary of Borrower.

         (ii) The following defined terms are hereby amended in their entirety to provide as follows:

         "CONTRACT RATE" means an interest rate per annum equal to the (i) sum of the Alternate Base Rate plus the Applicable Margin with respect to Alternate Base Rate Loans, (ii) the sum of the LIBO Rate plus the Applicable Margin with respect to LIBO Rate Loans or (iii) the sum of the LIBO Floating Rate plus the Applicable Margin with respect to the Overadvance Bridge Loan, as applicable.

         "LOANS" means the Revolving Credit Advances, the Overadvance Bridge Loan, Letters of Credit and all other extensions of credit hereunder.

         "MAXIMUM LOAN AMOUNT" means the sum of (a) $100,000,000 less the outstanding amount of loans and advances made by BNY/Cafco Financial Corporation to Borrower's Canadian Subsidiaries plus (b) the Special Advance Limit (if in effect) plus (c) the outstanding balance of the Overadvance Bridge Loan.

         "REVOLVING CREDIT ADVANCES" shall mean all Loans made hereunder other than Letters of Credit and the Overadvance Bridge Loan.

    (b) The definition of "Obligations" is hereby amended by inserting the following sentence at the end thereof:

    "Obligations" shall also include all obligations of Borrower to BNY with respect to the Overadvance Bridge Loan.

    (c) Section 2(d) of the Loan Agreement is hereby amended in its entirety as follows:

         "(d) Subject to the terms and conditions set forth herein and in the Ancillary Agreements, BNY, for its own account and not for the account of the other Lenders, shall make an Overadvance Bridge Loan to Borrower in the amount of $56,304,431.45 (the "Overadvance Bridge Loan"). The Overadvance Bridge Loan shall be advanced on the Amendment No. 4 Effective Date and shall be due and payable in Dollars, with respect to principal and interest, upon the earliest of (i) an Event of Default or earlier termination of this Agreement (ii) the completion of an underwritten public offering of debt or equity securities of Borrower ("Public Offering") for the account of Borrower which is effected pursuant to a registration statement filed with and declared effective by the Securities and Exchange Commission with proceeds to Borrower in excess of the then outstanding balance of the Overadvance

    Bridge Loan or (iii) Borrower notifies Agent that it has abandoned the Public Offering or Agent reasonably believes that the Public Offering is not likely to occur (each of (i), (ii) and (iii), the "Overadvance Bridge Loan Repayment Event"), PROVIDED, HOWEVER, that in the event a Public Offering does not occur prior to September 22, 1997, or the net proceeds thereof received by Borrower is less than the outstanding balance of the Overadvance Bridge Loan, then the Overadvance Bridge Loan shall be payable on demand; and PROVIDED, FURTHER, THAT notwithstanding the foregoing, Borrower shall remit to Agent, for the account of BNY and as a partial prepayment of the Overadvance Bridge Loan, within one Business Day after the closing of the Austin Knight Acquisition, an amount equal to
     7,140,000. The Overadvance Bridge Loan shall be secured by (i) (A) a first priority lien on the outstanding share capital of TMP UK pursuant to a pledge agreement, in form and substance satisfactory to Agent, executed by Borrower in favor of Agent for the account of BNY, (B) a guaranty executed by TMP UK in favor of Agent for the account of BNY (the "TMP UK Guaranty"), in form and substance satisfactory to Agent and (C) a first priority lien on the outstanding share capital of Austin Knight owned by TMP UK as security for TMP UK's guaranty pursuant to a charge over shares, in form and substance satisfactory to Agent, executed by TMP UK in favor of Agent for the account of BNY (the "Austin Knight Charge Over Shares") (the documents described in subsections (i)(A), (B) and (C), collectively, the "Overadvance Bridge Loan Security Documents") and (ii) the Collateral on a basis which is junior to all other Obligations of Borrower hereunder. The Overadvance Bridge Loan shall be due and payable as provided in the promissory note attached hereto as Exhibit 2(d)."

    (d) Section 5(a)(vi) of the Loan Agreement is hereby amended in its entirety to provide as follows:

    "(vi)     The Applicable Margin shall be (a) minus one percent (-1.0%) with respect to Alternate Base Rate Loans, (b) one and one half percent (1.5%) with respect to LIBO Rate Loans and (c) one and one half percent (1.50%) with respect to the Overadvance Bridge Loan until the earlier of September 22, 1997 or the occurrence of an Overadvance Bridge Loan Repayment Event; PROVIDED, HOWEVER the Applicable Margin with respect to the Overadvance Bridge Loan shall be two and one quarter percent (2.25%), retroactive to the Amendment No. 4 Effective Date, until repaid in full with respect to such portion of the Overadvance Bridge Loan which is equal to the portion of the Overadvance Bridge Loan which, as of September 22, 1997, is either not secured by the receivables of Austin Knight or is in excess of the receivables of Austin Knight assigned to BNY UK pursuant to the Austin Knight Credit Documents."

    (e) The second sentence in Section 19 of the Loan Agreement is hereby amended in its entirety as follows:

    "Until all Obligations have been fully satisfied, Agent shall retain its security interest in all Collateral and shall, for the account of BNY, retain its rights and remedies under the Overadvance Bridge Loan Security Documents; PROVIDED, HOWEVER, the Austin Knight Charge over Shares and the TMP UK Charge Over Shares shall be deemed terminated upon the final repayment in full of the Overadvance Bridge Loan and the receipt by Agent of a certificate signed by an officer of Borrower that there is not then existing an Event of Default; PROVIDED, FURTHER that if there is existing an Event of Default at the time of such repayment, Agent shall retain a security interest for the shares of Austin Knight and TMP UK first for the account of BNY until the Overadvance Bridge Loan is repaid in full and second for the Account of all Lenders pro rata until the balance of the Obligations are repaid in full."

    (f) Section 12(m)(iv) of the Loan Agreement is hereby amended by inserting a new subsection "(c)" to read as follows:

    "(c) loans, advances or extensions of credit to Austin Knight to provide for its working capital purposes not to exceed in the aggregate outstanding at any one time $10,000,000."

    (g) The penultimate sentence in Section 19 of the Loan Agreement is hereby amended in its entirety as follows:

    "The proceeds of sale shall be applied first to all costs and expenses of sale, including attorneys' fees, second to the payment (in whatever order Agent elects) of all Obligations other than the Overadvance Bridge Loan and third to the payment of the Overadvance Bridge Loan; provided that all payments, other than payments with respect to the repayment of BNY Overadvances made in accordance with Section 2(c) hereof and the repayment of Overadvance Bridge Loan in accordance with Section 2(d) hereof, shall be applied pro rata according to the respective Commitment Percentages of the Lenders."

    4. ISSUANCE OF AUSTIN KNIGHT LETTERS OF CREDIT. It is a condition to the closing of the Austin Knight Acquisition that Agent, for the account of Lenders, issue Letters of Credit for the account of Borrower in an aggregate face amount equal to 755,113.47 (the "Austin Knight Letters of Credit") to certain "Selling Shareholders" (as defined in the Austin Knight Acquisition Documents and as set forth in Schedule 4 attached hereto), which letters of credit shall serve as security for certain "Loan Notes" to be issued by TMP UK to such Selling

Shareholders as consideration for the purchase of their shares. The parties hereto hereby acknowledge that on August 22, 1997 Borrower requested that Agent issue, and Agent did thereby issue, the Austin Knight Letters of Credit. Borrower acknowledges that the Austin Knight Letters of Credit shall be held in escrow pending the Amendment No. 4 Effective Date.


    5. CONDITIONS OF EFFECTIVENESS. This Amendment shall become effective as of August 26, 1997, provided that

    (i) Agent shall have received four (4) copies of this Amendment executed by Borrower and each Lender and consented and agreed to by the Scheduled Affiliates and Guarantors listed on the signature page hereof;

    (ii) Agent, for the sole account of BNY, shall have received an executed Overadvance Bridge Note in the form attached hereto as Exhibit 2(d);

    (iii) The Austin Knight Acquisition Documentation and all aspects of the Austin Knight Acquisition shall be in form and substance satisfactory to Agent and the transactions contemplated by such documentation shall be consummated concurrently with the making of the Overadvance Bridge Loan. No material term or condition set forth in the Austin Knight Documentation shall be amended or waived without the prior written consent of Agent.

    (iv) Agent, for the sole account of BNY, shall have received the TMP UK Guaranty;

    (v) Agent, for the sole account of BNY, shall have received a Charge Over Shares and Securities, in form and substance satisfactory to Agent, with respect to 100% of the outstanding share capital of TMP UK as security for the Overadvance Bridge Loan;

    (vi) Agent, for the sole account of BNY, shall have received a Charge Over Shares and Securities with respect to all of the issued shares of Austin Knight purchased by TMP UK pursuant to the Austin Knight Acquisition Documentation, which shall be at least 80% of the issued share capital of Austin Knight and otherwise be in form and substance satisfactory to Agent, as security for the TMP UK Guaranty, provided that such charge shall be delivered in escrow pending the closing of the Austin Knight Acquisition;

    (vii) Agent, for the sole account of BNY, shall have received an opinion of (i) Donovan Leisure Newton & Irvine in form and substance satisfactory to Agent and its counsel regarding the due authorization and enforceability of this Amendment and the transactions contemplated herein and
(ii) Orchard Solicitors, in form and substance satisfactory to Agent and its counsel, regarding the due authorization, enforceability and validity of the TMP UK Guaranty and the Austin Knight Charge

Over Shares and the enforceability and validity of the charge over shares of TMP UK;

    (viii) Agent shall have received evidence in the form of corporate resolutions demonstrating that Borrower and TMP UK shall have taken all necessary corporate action for the authorization, execution, delivery and performance of this Amendment and the transactions contemplated herein;

    (ix) Agent shall have received a reaffirmation of all existing guarantees.

    (x) Agent shall have received such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel; and

    6. REPRESENTATIONS, WARRANTIES AND COVENANTS. Borrower hereby represents, warrants and covenants as follows:

         (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

         (b) Upon the effectiveness of this Amendment, Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

         (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

         (d) Borrower has no defense, counterclaim or offset with respect to the Loan Agreement.

         (e) Borrower shall cause Austin Knight to enter into (i) an Invoice Discounting Agreement with BNY UK, (ii) a Debenture pursuant to which BNY UK shall be granted a charge on all of the assets of Austin Knight (except for such assets the omission of which is acceptable to Agent) and (iii) such other documentation relating thereto as Agent, BNY UK and their counsel may reasonably request (including, without limitation, an opinion of counsel relating to Austin Knight's ownership of its receivables), each in form and substance satisfactory to BNY UK and its counsel (collectively, the "Austin Knight Credit Documents") no later than September 22, 1997. On or before the entering into of the Austin Knight Credit Documents and as a precondition to the provision of any financing facilities thereunder the Borrower shall cause an opinion of the Borrower's counsel in the United Kingdom to be addressed and delivered to either the Agent or BNY UK (at the Agent's option) to the effect that either (a) Section 151 of the Companies Act 1985 (as amended) does not apply to the entering into of the Austin Knight Credit Documents or, (b) if appropriate, that such Section does apply to the entering into of the Austin Knight Credit Documents but that the procedures provided for in Section 155 of such Act have been completed and complied with. Each of
    (a) and (b) referred to in the immediately preceding sentence are herein separately referred to as a "Whitewash Event" and collectively as the "Whitewash Events". Upon the execution of the Austin Knight Credit Documents, Borrower shall pay a fee to Agent, for the sole account of BNY, equal to Pound7,500. In the event the provisions of this section 5(e) are not complied with by September 22, 1997, Borrower shall pay a fee to Agent, for the sole account of BNY, equal to Pound10,000 per day thereafter until such time as this section has been complied with by the Borrower. At the request of Agent, each of the foregoing fees shall be paid in Dollars based upon the Dollar Equivalent thereof.

         (f) No later than August 29, 1997, Borrower shall cause TMP UK and all of its direct or indirect subsidiaries (other than Austin Knight and its subsidiaries) to (A) enter into (a) an Invoice Discounting Agreement with BNY UK (covering invoices other than those of Austin Knight until the occurrence of a Whitewash Event), (b) a Debenture pursuant to which BNY UK shall be granted a charge on all of the assets of TMP UK and all of its direct or indirect subsidiaries (other than the assets of Austin Knight until the occurrence of a Whitewash Event and such assets the omission of which is satisfactory to Agent), and (c) such other documentation relating thereto as Agent, BNY UK and their counsel may reasonably request (including, without limitation, an opinion of counsel relating to TMP UK's ownership of its receivables), each in form and substance satisfactory to BNY UK and its counsel (collectively, the "TMP UK Credit Documents") and
    (B) deliver a notice of termination to Kellock Factors Limited (a company registered in England and Wales ("Kellock") with respect to TMP UK's and any subsidiary's existing invoice discounting arrangement with Kellock (the "Notice of Termination"). Upon the execution of the TMP UK Credit Documents, Borrower shall pay a fee to Agent, for the sole account of BNY, equal to Pound7,500. In the event (i) the TMP UK Credit Documents are not executed by TMP UK by August 29, 1997 or (ii) the Notice of Termination is not delivered by August 29, 1997, Borrower shall pay a fee to Agent, for the sole account of BNY, equal to Pound10,000 per day thereafter until such time as both the TMP UK Credit Documents and the Notice of Termination have been executed and delivered. In addition, in the event

    Kellock does not release its liens or other interests (whether by way of security or otherwise) over or in respect of the assets of TMP UK and its subsidiaries by September 10, 1997, Borrower shall pay an additional fee to Agent, for the sole account of BNY, equal to Pound10,000 per day thereafter until such time as such liens are terminated in accordance with applicable law. At the request of Agent, each of the foregoing fees shall be paid in Dollars based upon the Dollar Equivalent thereof.

         (g) No later than August 29, 1997, Borrower shall cause each of its Canadian Subsidiaries (exclusive of Austin Knight's Canadian Subsidiaries) to (i) execute a guarantee of the Overadvance Bridge Loan and grant a continuing security interest in all of the assets of Borrower's Canadian Subsidiaries (exclusive of Austin Knight's Canadian Subsidiaries and exclusive of such assets the omission of which is acceptable to Agent) as security for such guarantee, each in form and substance satisfactory to Agent and (ii) execute a guarantee of the Obligations generally (to the extent not currently existing) and grant a continuing security interest in all of the assets of Borrower's Canadian Subsidiaries (exclusive of Austin Knight's Canadian Subsidiaries and exclusive of such assets the omission of which is acceptable to Agent) as security for such guaranty, which guarantee and security interest shall be in form and substance satisfactory to Agent and shall be subordinate to the guaranty and security interest in favor of Agent, for the account of BNY, with respect to the Overadvance Bridge Loan described above.

         (h) No later than September 15, 1997, Borrower shall cause each of its Australian Subsidiaries (exclusive of Austin Knight's Australian Subsidiaries) to execute (i) a Deed of Guarantee and Indemnity with respect to the Overadvance Bridge Loan and grant a continuing security interest and fixed and floating charge in and to all of the assets of Borrower's Australian Subsidiaries (exclusive of Austin Knight's Australian Subsidiaries and exclusive of such assets the omission of which is acceptable to Agent) as security for such guaranty (subject to the existing lien of Scottish Pacific Finance Pty Ltd. securing up to an amount not to exceed the principal amount of six million Australian Dollars plus applicable interest and other reasonable fees and interest), each in form and substance satisfactory to Agent and (ii) a Deed of Guarantee and Indemnity with respect to the Obligations generally and grant a continuing security interest and fixed and floating charge in and to substantially all of the assets of Borrower's Australian Subsidiaries (exclusive of Austin Knight's Australian Subsidiaries and exclusive of such assets the omission of which is acceptable to Agent) as security for such guarantee (subject to the existing lien of Scottish Pacific

    Finance Pty Ltd. securing up to an amount not to exceed six million Australian Dollars plus applicable interest and other reasonable fees and interest), which guarantee and security interest shall be in form and substance satisfactory to Agent and shall be subordinate to the guaranty and security interest in favor of Agent, for the account of BNY, with respect to the Overadvance Bridge Loan described above.

         (i) No later than the earlier of September 22, 1997 or the completion of a Public Offering, Borrower shall have entered into a Second Amended and Restated Receivables Management Agreement (including all related documentation required therein) in form and substance satisfactory to Agent.

    7.   EFFECT ON THE LOAN AGREEMENT.

    (a) Upon the effectiveness of Section 3 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

    (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

    (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in SECTION 5, operate as a waiver of any right, power or remedy of Agent or any Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

    8. GOVERNING LAW. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

    9. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

    10. COUNTERPARTS; FACSIMILE SIGNATURES. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same agreement. Any signature received by facsimile transmission shall be deemed an original signature hereto.

    IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                   TMP WORLDWIDE INC.


                   By: /s/ Thomas G. Collison
                      --------------------------------
                   Name: Thomas Collison
                   Title: Executive Vice President

                   BNY FINANCIAL CORPORATION,
                   as Agent and as Lender


                   By: /s/ Bob Grbic
                      --------------------------------
                   Name: Bob Grbic
                   Title: Senior Vice President

                   Commitment Percentage:
                   Overadvance Bridge Loan Commitment
                        Percentage: 100%

                   DEUTSCHE FINANCIAL SERVICES HOLDING
                   CORPORATION, as Lender


                   By: /s/ Mark Tauber
                      --------------------------------
                   Name: Mark Tauber
                   Title: Senior Vice President

                   Commitment Percentage:

                   BANK POLSKA KASA OPIEKI, S.A.,
                   as Lender


                   By: /s/ Harvey Winter
                      --------------------------------
                   Name: Harvey Winter
                   Title: Senior Vice President

                   Commitment Percentage:

CONSENTED AND AGREED TO:

TMP Worldwide Ltd. (f/k/a
National Directory Advertising
Programs Inc.) (Canada)

By: /s/ Thomas G. Collison
   --------------------------
Its: Secretary


TMP Worldwide Recruitment Inc.         TMP Medical Listings, Inc.


By: /s/ Thomas G. Collison             By:  /s/ Thomas G. Collison
   --------------------------                  -----------------------------
Its: Secretary                              Its: Secretary


Deutsch, Shea & Evans, Inc.            General Directory Advertising Services
                                       Inc.


By: /s/ Thomas G. Collison             By:  /s/ Thomas G. Collison
   --------------------------                  -----------------------------
Its: Secretary                              Its: Secretary


MSI-Market Support International,           Chalam Advertising, Inc.
Inc.


By: /s/ Thomas G. Collison             By:  /s/ Thomas G. Collison
   --------------------------                  ------------------------------
Its: Secretary                         Its: Secretary

BBL Acquisition Corp.                  BMS Acquisition Corp.



By: /s/ Thomas G. Collison             By:  /s/ Thomas G. Collison
   --------------------------                  ------------------------------
Its: Secretary                              Its: Secretary


Directory Services International       HGI Acquisition Corp.
Corporation


By: /s/ Thomas G. Collison             By:  /s/ Thomas G. Collison
   --------------------------                  ------------------------------
Its: Secretary                              Its: Secretary


Rogers Acquisition Corp.                    Target Acquisition Corp.


By: /s/ Thomas G. Collison             By:  /s/ Thomas G. Collison
   --------------------------                  ------------------------------
Its: Secretary                              Its: Secretary


TMP Interactive, Inc.                  Dir-Ad Inc.


By: /s/ Thomas G. Collison             By:  /s/ Thomas G. Collison
   --------------------------                  ------------------------------
Its: Secretary                              Its: Secretary


Woodward, Inc.                              Woodward Direct, Inc.


By: /s/ Thomas G. Collison             By:  /s/ Thomas G. Collison
   --------------------------                  ------------------------------
Its: Secretary                              Its: Secretary


YPMS Acquisition, Inc.                 Volando, Inc.


By: /s/ Thomas G. Collison             By:  /s/ Thomas G. Collison
   --------------------------                  ------------------------------
Its: Secretary                              Its: Secretary


Online Career Center                   CVY International, L.L.C.
Management, Inc.

By: /s/ Thomas G. Collison             By:  /s/ Thomas G. Collison
   --------------------------                  ------------------------------
Its: Secretary                              Its: Secretary

Interdirect, Inc.                      BTD Acquisition, Inc.


By: /s/ Thomas G. Collison             By:  /s/ Thomas G. Collison
   --------------------------                  ------------------------------
Its: Secretary                              Its: Secretary


CPC Acquisition Corp.                  3055078 Canada Inc.


By: /s/ Thomas G. Collison             By:  /s/ Thomas G. Collison
   --------------------------                  ------------------------------
Its: Secretary                              Its: Secretary


Cala H.R.C. Ltd.                       144164 Canada Ltd.


By: /s/ Thomas G. Collison             By:  /s/ Thomas G. Collison
   --------------------------                  ------------------------------
Its: Secretary                              Its: Secretary


158743 Canada Inc.                     National Media Holding Company, Inc.


By: /s/ Thomas G. Collison             By:  /s/ Thomas G. Collison
   --------------------------                  ------------------------------
Its: Secretary                              Its: Secretary


National Media Services, Inc.


By: /s/ Thomas G. Collison
   --------------------------
Its: Secretary